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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-54047


                       SUPPLEMENT TO THE PROSPECTUS OF
                          MORGAN STANLEY DEAN WITTER
                     SELECT DIMENSIONS INVESTMENT SERIES
                              DATED MAY 1, 1999

   The sentences pertaining to the Developing Growth Portfolio of the Fund in the section of the Prospectus entitled "Portfolio Management" are hereby replaced by the following:

    DEVELOPING GROWTH PORTFOLIO -- Armon Bar-Tur, Vice President of the Investment Manager, has been the primary portfolio manager of the Portfolio since July 12, 1999. Mr. Bar-Tur had assisted the former primary portfolio manager of the Portfolio since May 1998. Mr. Bar-Tur has been a portfolio manager with the Investment Manager since October 1996, prior to which time he was a research analyst with Merrill Lynch Asset Management.

July 12, 1999

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